SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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[ ] [ ] [X] [ ] [ ]	Preliminary Proxy Statement
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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

DREYFUS VARIABLE INVESTMENT FUND (2 Series)
--Balanced Portfolio
--Small Company Stock Portfolio

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DREYFUS VARIABLE INVESTMENT FUND

BALANCED PORTFOLIO
SMALL COMPANY STOCK PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of the Balanced Portfolio and the Small Company Stock Portfolio (each, a “Portfolio” and, together, the “Portfolios”) of Dreyfus Variable Investment Fund (the “Fund”), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Thursday, February 27, 2003 at 2:00 p.m., for the following purposes:

          1.      To change the Balanced Portfolio's investment objective.

          2.      To change the Small Company Stock Portfolio's investment objective.

          3.      To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on January 9, 2003 will be entitled to receive notice of and to vote at the meeting.

          Shares of the Portfolios have been offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (collectively referred to as the “Policies”). Portfolio shares held in separate accounts which are attributable to the Policies will be voted by the respective insurance company in accordance with instructions received from the owners of the Policies. This Notice of Special Meeting of Shareholders and the accompanying proxy statement and voting instruction form are being delivered to Policy owners so that they may instruct their insurance company as to the manner in which the Portfolio shares held by their Policies should be voted at the meeting.

By Order of the Board Michael A. Rosenberg Secretary

New York, New York
January 15, 2003

DREYFUS VARIABLE INVESTMENT FUND

BALANCED PORTFOLIO
SMALL COMPANY STOCK PORTFOLIO

PROXY STATEMENT

SPECIAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON THURSDAY, FEBRUARY 27, 2003

          This proxy statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Variable Investment Fund (the “Fund”), on behalf of two of its series, Balanced Portfolio and Small Company Stock Portfolio (each a “Portfolio” and, together, the “Portfolios”), to be used at the Special Meeting of Shareholders of the Portfolios to be held on February 27, 2003 at 2:00 p.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 9, 2003 are entitled to receive notice of and to vote at the meeting. Shareholders are entitled to one vote for each Portfolio share held and fractional votes for each fractional Portfolio share held. Holders of Initial shares and Service shares of the respective Portfolio will vote together on the proposal. As of January 3, 2003, 7,834,159.999 shares of the Balanced Portfolio’s beneficial interests were issued and outstanding and 2,004,815.248 shares of the Small Company Stock Portfolio’s beneficial interests were issued and outstanding.

          It is estimated that proxy materials will be mailed to shareholders of record on or about January 15, 2003. The Fund’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. Copies of each Portfolio’s most recent Annual Report are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, Attention: Institutional Servicing, or by calling toll-free 1-800-554-4611.

          Shares of the Portfolios have been offered only to separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance policies (collectively referred to as the “Policies”). As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of the respective Portfolio’s shares. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies (“Policyowners”). Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Portfolio shares in the relevant separate account as of January 9, 2003 and to vote by proxy the shares at the meeting according to such instructions. To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on February 26, 2003. Such instructions may be revoked at any time prior to the meeting by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company.

          Participating Insurance Companies will vote by proxy (i) Portfolio shares as to which no timely instructions are received, (ii) Portfolio shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Portfolio shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account for or against the proposal in the same proportion as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

PROPOSAL 1:	TO CHANGE THE BALANCED PORTFOLIO’S INVESTMENT OBJECTIVE

          Shareholders of the Balanced Portfolio only vote on this Proposal.

          The Balanced Portfolio’s current investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds represented by a hybrid index, 60% of which is the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) and 40% of which is the Lehman Brothers Intermediate Government/Credit Bond Index (“Lehman Intermediate Index”). This objective is a fundamental policy that cannot be changed without shareholder approval.

          Management believes, and the Fund’s Board concurs, that because of the changing nature of today’s securities markets, there are other indices that from time to time may be more appropriate to benchmark the Balanced Portfolio’s performance against than the S&P 500 and Lehman Intermediate Index. For example, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Index”) is a broader-based index than the Lehman Intermediate Index and includes mortgage-backed and asset-backed securities. Management believes that the Lehman Aggregate Index is more representative of the overall bond market than the Lehman Intermediate Index and thus should be the Portfolio’s benchmark for the fixed-income portion of its investments. Moreover, since the Balanced Portfolio is not an “index fund,” management believes the Portfolio’s investment objective should be the same as other Dreyfus-managed “balanced funds” that are offered to the general public and not tied to any particular index. Accordingly, the Fund’s Board approved changing the Balanced Portfolio’s investment objective, subject to shareholder approval.

          Under its proposed investment objective, the Balanced Portfolio would seek long-term capital growth and current income. The change in investment objective will permit the Portfolio to have more flexibility to invest in mortgage-backed and asset-backed securities; otherwise, the change is expected to have no material effect on the manner in which the Balanced Portfolio is managed or on its average portfolio turnover rate. To pursue the proposed investment objective, the Balanced Portfolio would continue to invest in a diversified mix of stocks and investment grade bonds of both U.S. and foreign issuers. Its normal asset allocation would continue to be approximately 60% stocks and 40% bonds, and it would continue to be able to invest up to 75%, and as little as 40%, of its assets in stocks and up to 60%, and as little as 25%, of its assets in bonds.

Vote Required and the Board’s Recommendation

          Approval of this Proposal requires the affirmative vote of (a) 67% of the Balanced Portfolio’s outstanding voting securities present at the meeting, if the holders of more than 50% of the Balanced Portfolio’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Balanced Portfolio’s outstanding voting securities, whichever is less.

THE FUND'S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE CHANGE TO THE BALANCED PORTFOLIO’S INVESTMENT
OBJECTIVE

PROPOSAL 2:	TO CHANGE THE SMALL COMPANY STOCK PORTFOLIO’S INVESTMENT OBJECTIVE

          Shareholders of the Small Company Stock Portfolio only vote on this Proposal.

          The Small Company Stock Portfolio’s current investment objective is to provide investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500™ Stock Index (“Russell 2500”). This objective is a fundamental policy that cannot be changed without shareholder approval.

          Management believes, and the Fund’s Board concurs, that the Standard & Poor’s SmallCap 600 Index (“S&P 600”) is more representative of the small company stocks market (i.e., as of November 25, 2002, those companies with market capitalizations ranging from $35 million to $3.1 billion, with a weighted average market capitalization of $860 million) and thus should be the Portfolio’s benchmark. The S&P 600 consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days), and industry group representation. It is a market-value weighted index (i.e., stock price times the number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Russell 2500 measures the performance of the 2,500 smallest companies in the Russell 3000 Index (a performance index of the 3,000 largest U.S. companies based on total market capitalization), which, as of November 25, 2002, represented approximately 16% of the total market capitalization of the Russell 3000 Index. The Russell 2500 had a total market capitalization range of approximately $10 million to $5.4 billion, with a weighted market average market capitalization of $1.4 billion, as of that date. Management also believes that, because a criteria for inclusion in the S&P 600 is liquidity and selection is not based only on market capitalization, adopting the S&P 600 as the Portfolio’s benchmark should provide greater liquidity for the Portfolio longer term. In addition, since issuers are added to and deleted from the S&P 600 on an on-going basis, as opposed to a general reconstitution once a year as in the case of the Russell 2500, management believes that changing to the S&P 600 should result in more stable portfolio transactions. Moreover, since the Small Company Stock Portfolio is not an “index fund,” management believes the Portfolio’s investment objective should be the same as other Dreyfus-managed equity funds that are offered to the general public and not tied to any particular index. Accordingly, the Fund’s Board approved changing the Small Company Stock Portfolio’s investment objective, subject to shareholder approval.

          Under its proposed investment objective, the Small Company Stock Portfolio would seek capital appreciation. To pursue the proposed investment objective, the Small Company Stock Portfolio would continue to invest at least 80% of its assets in the stocks of small companies. Small companies would be considered those with market caps generally ranging from $250 million to $1.5 billion at the time of purchase. If approved by shareholders, consistency of returns compared to the S&P 600, instead of the Russell 2500, would be a primary goal of the investment process. The Portfolio would be structured so that the sector weightings and risk characteristics, such as growth, size and yield, of its investments are similar to those of the S&P 600, instead of the Russell 2500. Initially, the transition is expected to result in above-average portfolio turnover as the Portfolio sells the securities of issuers included in the Russell 2500 with market capitalizations above those of the largest companies included in the S&P 600. The change to the Small Company Stock Portfolio’s investment objective is expected to have no other material effect on the manner in which the Portfolio is managed.

Vote Required and the Board’s Recommendation

          Approval of this Proposal requires the affirmative vote of (a) 67% of the Small Company Stock Portfolio’s outstanding voting securities present at the meeting, if the holders of more than 50% of the Small Company Stock Portfolio’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Small Company Stock Portfolio’s outstanding voting securities, whichever is less.

THE FUND'S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE CHANGE TO THE SMALL COMPANY STOCK PORTFOLIO’S
INVESTMENT OBJECTIVE

ADDITIONAL INFORMATION

Service Providers

          The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as each Portfolio’s investment adviser.

           Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Portfolio’s distributor.

           Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, serves as each Portfolio’s transfer and dividend disbursing agent.

Voting Information and Other Matters

           Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, the shares will be voted “FOR” the relevant proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, “abstentions”), the respective Portfolio shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of a proposal. For this reason, abstentions will have the effect of a “no” vote for the purpose of obtaining the requisite vote to approve a proposal.

          If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “for” the proposals in favor of such adjournment, and will vote those proxies required to be voted “against” the proposals against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of at least thirty percent of the Portfolio’s outstanding shares entitled to vote at the meeting.

          Certain information about Portfolio share ownership is set forth on Exhibit A to this proxy statement.

          The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the proxy holders to vote their proxies in accordance with their judgment on such matter.

          Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to this meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

          Each Portfolio will bear its pro rata share of the cost of printing and mailing proxy statements and all other costs involved in this solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or facsimile.

IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. THEREFORE, POLICYOWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE FORM OF VOTING INSTRUCTIONS IN THE ENCLOSED STAMPED ENVELOPE.

Dated: January 15, 2003

EXHIBIT A

          This Exhibit sets forth certain information regarding ownership of the Portfolios’ shares as of January 2, 2003.

          As of January 2, 2003 none of the Fund’s directors and officers owned shares of the Portfolios.

          As of January 2, 2003 the following shareholders were known by the Fund to own of record and beneficially 5% or more of the indicated Portfolio’s outstanding voting securities. Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

                                                                                                 Percent of
                                                      Name and Address                        Portfolio Shares
         Name of Portfolio                             of Shareholder                            Outstanding
------------------------------------------ ---------------------------------------------     --------------------------

Dreyfus Variable Investment Fund           Transamerica Occidental Life                           80.2256%
Balanced Portfolio                         Insurance Company
Initial Shares                             Separate Account VA-2L
                                           Account Department
                                           4333 Edgewood Rd, NE
                                           Cedar Rapids, IA 52499-0001

                                           First Transamerica Life Insurance Co.                   19.774%
                                           Separate Account VA-2LNY
                                           Account Department
                                           4333 Edgewood Rd, NE
                                           Cedar Rapids, IA 52499-0001

Balanced Portfolio                         Transamerica Occidental Life                           93.4646%
Service Shares                             Insurance Company
                                           Separate Account VA-2L
                                           Account Department
                                           4333 Edgewood Rd, NE
                                           Cedar Rapids, IA 52499-0001

                                           First Transamerica Life Insurance Co.                   6.5345%
                                           Separate Account VA-2LNY
                                           Account Department
                                           4333 Edgewood Rd, NE
                                           Cedar Rapids, IA 52499-0001

Dreyfus Variable Investment Fund           Transamerica Occidental Life                           52.6385%
Small Company Stock Portfolio              Insurance Company
Initial Shares                             Separate Account VA-2L
                                           Account Department
                                           4333 Edgewood Rd, NE
                                           Cedar Rapids, IA 52499-0001

Dreyfus Variable Investment Fund           First Transamerica Life Insurance Co.                  14.5167%
Small Company Stock Portfolio              Separate Account VA-2LNY
Initial Shares                             Account Department
                                           4333 Edgewood Rd, NE
                                           Cedar Rapids, IA 52499-0001

                                           Transamerica Life Insurance Co.                        10.6104%
                                           4333 Edgewood Road NE
                                           Cedar Rapids, IA 52499-0001

                                           AIG Life Insurance Co.                                  8.5263%
                                           Separate Account I
                                           Variable accounting
                                           Attn: Ed Bacon
                                           P.O. Box 8718
                                           Wilmington, DE 19899-8718

                                           American Fidelity                                       6.9694%
                                           Separate Account B
                                           2000 N. Classen Blvd.
                                           Oklahoma City, OK 73106-6023

                                           Mony Life of America                                    5.1019%
                                           Separate Account L
                                           Attn: Linda Muters
                                           1 Mony Plaza # 37-55
                                           Syracuse, NY 13202-2799

Small Company Stock Portfolio              Transamerica Occidental Life                           94.9124%
Service Shares                             Insurance Company
                                           Separate Account VA-2L
                                           Account Department
                                           4333 Edgewood Rd, NE
                                           Cedar Rapids, IA 52499-0001

          The proportionate voting policy described in this proxy statement may result in certain Policyowners’ instructions affecting the vote of 5% or more of the respective Portfolio’s total outstanding shares. These particular Policyowners and the percentage of votes which their instructions may affect will depend upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.

DREYFUS VARIABLE INVESTMENT FUND
BALANCED PORTFOLIO

          The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the “Policies”) offered by the indicated insurance company (the “Participating Insurance Company”), hereby instructs the Participating Insurance Company (i) to vote as indicated herein, all of the shares of beneficial interest of the Balanced Portfolio (the “Portfolio”), a series of Dreyfus Variable Investment Fund (the “Fund”), held in each separate account attributable to the Policies at the close of business on January 9, 2003, and (ii) to appoint Michael A. Rosenberg and Robert R. Mullery, and each of them, the attorneys and proxies of the Participating Insurance Company, with full power of substitution, to vote, as indicated herein, such shares at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 2:00 p.m. on Thursday, February 27, 2003, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

FOLD AND DETACH HERE

PLEASE MARK BOXES IN BLUE OR BLACK INK.

1.	To change the Balanced Portfolio's investment objective.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE FUND’S BOARD AND
WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE
INDICATED.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: _________________________, 2003

_______________________________________
          Signature(s)

_______________________________________
Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

DREYFUS VARIABLE INVESTMENT FUND
SMALL COMPANY STOCK PORTFOLIO

          The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the “Policies”) offered by the indicated insurance company (the “Participating Insurance Company”), hereby instructs the Participating Insurance Company (i) to vote as indicated herein, all of the shares of beneficial interest of the Small Company Stock Portfolio (the “Portfolio”), a series of Dreyfus Variable Investment Fund (the “Fund”), held in each separate account attributable to the Policies at the close of business on January 9, 2003, and (ii) to appoint Michael A. Rosenberg and Robert R. Mullery, and each of them, the attorneys and proxies of the Participating Insurance Company, with full power of substitution, to vote, as indicated herein, such shares at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 2:00 p.m. on Thursday, February 27, 2003, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

FOLD AND DETACH HERE

PLEASE MARK BOXES IN BLUE OR BLACK INK.

1.	To change the Small Company Stock Portfolio's investment objective.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE FUND’S BOARD AND
WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE
INDICATED.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: _________________________, 2003

_______________________________________
          Signature(s)

_______________________________________
Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE